UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2013

Date of Report (Date of earliest event reported)

Evergreen-Agra, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53902	98-0460379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212-0833-00321
Calle Punta Colon
Panama city, Panama	0833-00321
(Address of principal executive offices)	(Zip Code)

(507) 6672.5958

 Registrant's telephone number, including area code

Sharprock Resources, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

- Please be advised that FINRA has received the necessary documentation to announce the R/S & Name Change. This corporate action will take effect at the open on 10/23/2013. The new symbol on this date will be SHRKD.

Please note that a “D” will be appended as the 5th character for 20 business days including the effective date.

- Please be advised that FINRA has received the necessary documentation to announce the below listed corporate action requested by Sharprock Resources, Inc.

1-100 Reverse Split

Pre-Split TSO: 82,279,999

Post-Split TSO: 822,802

New CUSIP: 300154101

New Name: Evergreen-Agra, Inc.

Daily List Announcement Date: 10/22/2013

Market Effective Date: 10/23/2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen-Agra, Inc.

By /s/ Rene Hamouth
Date: October 22, 2013	Rene Hamouth / CEO